EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of October, 2006 (this “Assignment Agreement”), is among SunTrust Mortgage, Inc., a Virginia Corporation, as seller and servicer (“SunTrust” or the “Servicer”), GS Mortgage Securities Corp., a Delaware corporation (the “Assignee”), and Goldman Sachs Mortgage Company, a New York limited partnership (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into (i) a certain Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, as amended by Amendment No. 1, dated as of July 1, 2006, (the “Servicing Agreement”) and (ii) the related Commitment Letter dated as of August 7, 2006 (the “Commitment Letter”), pursuant to which the Assignor has acquired certain mortgage loans, including the Mortgage Loans (as defined below);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of October 1, 2006 (the “Trust Agreement”), among the Assignee, as depositor, U.S. Bank National Association, as trustee (the “Trustee”), Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”), the Assignee will transfer the Mortgage Loans to the Trustee on behalf of the trust, together with the Assignee’s rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder);

Notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made in Section 2.7 of the Servicing Agreement, and the Assignee is not undertaking any such liability hereunder.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Servicing Agreement or the Commitment Letter.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement or the Commitment Letter without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the Commitment Letter, but only to the extent such provision relates to the Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the Commitment Letter (to the extent required by the terms of each Commitment Letter).

(e) The trust (including the Trustee and the Master Servicer acting on the trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under any early payment default or first payment default provisions of the Commitment Letter including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans.

2. Accuracy of Servicing Agreement.

The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement and the Commitment Letter are in full force and effect as of the date hereof, (iii) neither the Servicing Agreement nor the Commitment Letter have been amended or modified in any respect as to the Mortgage Loans, and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement or the Commitment Letter.

3. Recognition of Purchaser.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns as to the Mortgage Loans.

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Decision to Purchase. The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Commitment Letter, or this Assignment Agreement.

(b) Authority. The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(c) Enforceability. This Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Commitment Letter, and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary partnership action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released any Mortgaged Property from the lien of the related Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related Federal Insurer, to the extent such approval was required.

(h) With respect to the Mortgage Loans, the representations and warranties contained in Section 3.2 of the Servicing Agreement, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Sale Agreement), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.2 of the Servicing Agreement to (i) the “Cut-off Date” shall be deemed to be a reference to October 1, 2006, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to October 30, 2006.

(i) Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Mortgage Loans are “high-cost,” “high-cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law.

(j) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on October 1, 2006) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 5(j) the following definitions shall apply:

Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan: A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary: The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

High Cost Loan: A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

(k) With respect to the Servicing Agreement, nothing has occurred or failed to occur from and after the Closing Date (as such term is defined in the Sale Agreement) to October 30, 2006, that would cause any of the representations and warranties relating to the applicable Mortgage Loans set forth in Section 3.2 of the Servicing Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to each custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, or to the extent of, the representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the discovery of such Qualification Defect.

In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer as to such breach. If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or repurchase, or substitute for, the affected Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase such Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect.

Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices.

Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:(i) in the case of the Servicer, SunTrust Mortgage, Inc., 1001 Semmes Avenue, Richmond, Virginia 23224, Attention: Annette Holman-Foreman, Facsimile: (804) 291-0950, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Michelle Gill, Facsimile: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee, and (iii) in the case of the Assignor, Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Howard Altarescu, Facsimile: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor.

10. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions.

Any capitalized term used but not defined in this Assignment Agreement shall have the same meaning as in the Servicing Agreement.

12. Third Party Beneficiary.

The Master Servicer shall be considered a Third-Party Beneficiary to this Assignment Agreement entitled to all rights and benefits hereof as if it were a direct party to this Assignment Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE: GS MORTGAGE SECURITIES CORP.

By:	/s/ M. Gill
Name:	M. Gill
Title:	Vice President

ASSIGNOR: GOLDMAN SACHS MORTGAGE COMPANY

By:	/s/ Greg A. Finck
Name:	Greg A. Finck
Title:	Managing Director

SERVICER: SUNTRUST MORTGAGE, INC.

By:	/s/ Annette Holman-Foreman
Name:	Annette Holman-Foreman
Title:	Vice President

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

EXHIBIT 2

SERVICING AGREEMENT